Exhibit 10.2
                                                                    ------------

                           DEPOSIT AND SALE AGREEMENT
              THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 20____-___

         This Deposit and Sale Agreement (the "SALE AGREEMENT"), dated as of _________, 20___, between The National Collegiate Funding LLC, in its capacity as seller (in such capacity, the "SELLER"), and The National Collegiate Student Loan Trust 20___-___, as purchaser (the "PURCHASER"), shall be effective upon execution by the parties hereto.

         WHEREAS, the Seller is the owner of certain student loans; and

         WHEREAS, the Seller may desire to sell its interest in such student loans and the Purchaser desires to purchase such loans from the Seller.

         NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                      TERMS

         Section 1.01. TERMS. This Sale Agreement establishes the terms under which the Seller will sell and the Purchaser will purchase the Loans (and all obligations of the Borrowers thereunder) specified in the Sale Confirmation (each, a "SALE CONFIRMATION") as the parties will execute, substantially in the form of ATTACHMENT A hereto, incorporating by reference the terms of this Sale Agreement, and shall be a separate agreement between the Seller and the Purchaser with respect to the Loans covered by the terms of such Sale Confirmation for all purposes. If the terms of a Sale Confirmation conflict with the terms of this Sale Agreement, the terms of such Sale Confirmation shall supersede and govern.

                                   ARTICLE II

                                   DEFINITIONS

         Section 2.01. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Appendix A of the Indenture.

         For purposes hereof:

         (a) "BILL OF SALE" means that document executed by an authorized officer of the Seller which shall set forth the Loans offered by the Seller and accepted for purchase by the Purchaser and which shall sell, assign and convey to the Purchaser and its assignees all right, title and interest of the Seller in the Loans listed on the Bill of Sale and will certify that the representations and warranties made by the Seller pursuant to Section 5.02 of this Sale Agreement are true and correct.

         (b) "BORROWER" means the obligor on a Loan.


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         (c) "CUT-OFF DATE" means _________, 20____, and with respect to subsequent sales hereunder, a date agreed to by the Seller and the Purchaser to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

         (d) "DELINQUENT" means the period where any payment of principal or interest due on the Loan is overdue (after giving effect to all grace, forbearance and deferment periods).

         (e) "ELIGIBLE LOAN" means a Loan offered for sale by Seller under the Sale Agreement which as of the Cut-off Date is current or no more Delinquent than permitted under the Sale Agreement in payment of principal or interest and which meets the following criteria as of the effective date of the Bill of Sale:

                  (i) Is a student loan;

                  (ii) Is owned by the Seller and is fully disbursed;

                  (iii) Bears interest at a stated rate of not more than the maximum rate permitted under applicable law;

                  (iv) Is supported by the following documentation:

                           (A) For each Loan:

                                    (1) Loan application, and any supplement
                                        thereto,

                                    (2) Original promissory note or credit
                                        agreement entered into by the Borrower
                                        with respect to the Loan, as applicable, and any addendum thereto or the electronic records therefor,

                                    (3) Any other document and/or record which
                                        the Purchaser may be required to retain
                                        pursuant to the Program under which the
                                        Loan was originated; and

                           (B) For each Loan, if applicable:

                                    (1) Payment history (or similar
                                        documentation) including (i) an
                                        indication of the Principal Balance and
                                        the date through which interest has been paid, each as of the Cut-off Date and
                                        (ii) an accounting of the allocation of
                                        all payments by the Borrower or on the
                                        Borrower's behalf to principal and
                                        interest on the Loan;

                                    (2) Documentation which supports periods of
                                        current or past deferment or past
                                        forbearance;



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

                                    (3) A collection history, if the Loan was
                                        ever in a delinquent status, including
                                        detailed summaries of contacts and
                                        including the addresses or telephone
                                        numbers used in contacting or attempting to contact the Borrower and any endorser;

                                    (4) Evidence of all requests for
                                        skip-tracing assistance and current
                                        address of the Borrower, if located;

                                    (5) Evidence of requests for pre-claims
                                        assistance, and evidence that the
                                        Borrower's school(s) has/have been
                                        notified; and

                                    (6) A record of any event resulting in a
                                        change to or confirmation of any data in the Loan file.

         (f) "LOAN" means the student loans offered for sale pursuant to the Sale Agreement and related documentation together with any guaranties and other rights relating thereto.

         (g) "LOAN TRANSMITTAL LOAN SCHEDULE" means the schedule attached to the Bill of Sale.

         (h) "LOAN TRANSMITTAL SUMMARY FORMS" means the forms provided to the Seller by the Purchaser and completed by the Seller which list, by Borrower, the Loans subject to the Bill of Sale and the outstanding Principal Balance and accrued interest thereof as of the Cut-off Date.

         (i) "NOTE" means the promissory note or credit agreement, as applicable, of the Borrower and any amendment thereto evidencing the Borrower's obligation.

         (j) "PRINCIPAL BALANCE" means the outstanding principal amount of the Loan, plus accrued interest to be capitalized (if any).

         (k) "PURCHASE PRICE" means the payment amount specified in the Sale Confirmation.

                                  ARTICLE III

                                SALE AND PURCHASE

         Section 3.01. CONSUMMATION OF SALE AND PURCHASE. The sale and purchase of Eligible Loans pursuant to a Sale Agreement shall be consummated upon the Purchaser's receipt from the Seller of the Bill of Sale and the payment by the Purchaser to the Seller of the Purchase Price, and when consummated such sale and purchase shall be effective as of the date of the Bill of Sale. The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to the Sale Agreement.

         Section 3.02. SETTLEMENT OF THE PAYMENT. The Purchaser on the date of the Bill of Sale shall pay the Seller the Purchase Price by wire transfer in immediately available funds to the account specified by the Seller.



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

                                   ARTICLE IV

                    CONDITIONS PRECEDENT TO SALE AND PURCHASE

         Section 4.01. ACTIVITIES PRIOR TO THE SALE. Following the execution of a Sale Agreement, the Seller shall provide any reasonable assistance requested by the Purchaser in determining that all required documentation on the Loans is present and correct.

         Section 4.02. CONTINUED SERVICING. The Seller shall use its best efforts to cause to be serviced all the Loans sold to the Purchaser hereunder by the servicer servicing the Loans at time of acquisition by the Seller.

         Section 4.03. BILL OF SALE/LOAN TRANSMITTAL SUMMARY FORM. The Seller shall deliver to the Purchaser:

         (a) A Bill of Sale executed by an authorized officer of the Seller covering Loans offered by the Seller and accepted by the Purchaser as set forth thereon, selling, assigning and conveying to the Purchaser and its assignees all right, title and interest of the Seller, in each of the Loans and stating that the representations and warranties made by the Seller in Article V of this Sale Agreement are true and correct on and as of the date of the Bill of Sale; and

           (b) The Loan Transmittal Loan Schedule, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

         Section 4.04. OFFICER'S CERTIFICATE. The Seller shall furnish to the Purchaser, with each Bill of Sale provided in connection with each sale of Loans pursuant to this Sale Agreement, an Officer's Certificate, dated as of the date of such Bill of Sale.

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Section 5.01. GENERAL. The Seller represents and warrants to the Purchaser that as of the date of this Sale Agreement;

         (a) The Seller is duly organized and existing under the laws of the State of Delaware; and

         (b) The Seller has all requisite power and authority to enter into and to perform the terms of this Sale Agreement and each Sale Confirmation.

         Section 5.02. LOAN REPRESENTATIONS. The Seller represents and warrants to the Purchaser as to the Loans purchased by the Purchaser under each Sale Confirmation and each Bill of Sale executed pursuant to this Sale Agreement:

         (a) The Seller has good and marketable title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or



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encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to the Loans;

         (b) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Purchaser, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from the Seller;

         (c) The Loans constitute "instruments" or "payment intangibles" within the meaning of the applicable UCC;

         (d) The Loans are Eligible Loans and the description of the Loans set forth in this Sale Agreement and the Loan Transmittal Summary Form is true and correct;

         (e) The Seller is authorized to sell, assign, transfer and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchased by the Seller, will be made pursuant to and consistent with the laws and regulations under which the Seller operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to the Seller is a party or by which the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

         (f) Each of the Loans: (i) is the valid, binding and enforceable obligation of the Borrower executing the same, and of any cosigner thereto, enforceable against each Borrower and any cosignor thereunder in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by equitable principles and (ii) is covered by and entitled to the benefits of a guaranty agreement.

         (g) At the time of origination, (i) each Loan and any accompanying notices and disclosures conform in all material respects to all applicable state and federal laws, rules and regulations, (ii) each Loan was documented on forms set forth in the Program Manual and contained consumer loan terms and involved guaranty fees payable to The Education Resources Institute, Inc. in strict conformity with the Program Manual, and (iii) the origination of each Loan was conducted in substantial compliance with the Program Manual and in compliance in all material respects with all applicable state and federal laws concerning the actions of the person who originated the Loan or of any agent or independent contractor acting under contract with or at the request of the person who originated the Loan, including without limitation The Education Resources Institute, Inc., and any agents and subcontractors retained by any of them; and
(iv) the person who originated the Loan did not discriminate based upon the age, sex, race, national origin, color, religion or handicapped status of any Borrower in making such Loan.

         (h) At the time of origination, each Loan was in compliance with any applicable usury laws.



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         (i) There is no defense to payment, counterclaim, or setoff at the time of origination with respect to any of the Loans. To the best of the Seller's information and belief, there is no action before any state or federal court, administrative or regulatory body pending against the Seller or against any of the persons who originated the Loans and involving any of the Loans in which an adverse result would have a material adverse effect upon the validity or enforceability of any of the Loans.

         (j) Each Loan is owned by the Seller, free and clear of any liens, claims or demands of any person, and the Seller has the absolute right to transfer the same to Purchaser.

         (k) With respect to each Note evidencing a Loan: (i) the terms thereof have not been impaired, waived, altered or modified in any respect, except pursuant to written forbearance agreements in accordance with the requirements of and in the terms set forth in the Program Manual, and (B) such Note has been serviced at all times in substantial compliance with the Program Manual;

         (l) No consents and approvals are required by the terms of the Loans to the sale of the Loans hereunder to the Seller;

         (m) No Loan is sixty (60) days or more Delinquent as of the Cut-off Date and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

         (n) It is the intention of the Seller and the Purchaser, and the Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Seller to the Purchaser and that the beneficial interest in and title to such Loans not be part of the Seller's estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller;

         (o) The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted hereunder;

         (p) Other than the sale of the Loans to the Purchaser and the security interest granted to the Purchaser pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated or released. The Seller is not aware of any judgment or tax lien filings against the Seller.



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

                                   ARTICLE VI

                        PURCHASE OF LOANS; REIMBURSEMENT

         Section 6.01. PURCHASE OF LOANS; REIMBURSEMENT. Each party to this Sale Agreement shall give notice to the other such parties and to the Servicer, the Administrator and the Owner Trustee promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to
Article V hereof which has a materially adverse effect on the interest of the Purchaser in any Loan. In the event of such a material breach, the Seller shall cure or repurchase any affected Loan not later than 270 days following the date of discovery of such material breach. In consideration of the purchase of any such Loan pursuant to this Article VI, the Seller shall remit the Purchase Amount the Purchaser.

         Section 6.02. SUBSTITUTION. In lieu of repurchasing Loans pursuant to this Article VI, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Loans for which they are being substituted with respect to the following characteristics:

         (a) Status (i.e., in-school, grace, deferment, forbearance or repayment);

         (b) Program type (I.E., creditworthy, credit ready, undergrad, grad);

         (c) School type;

         (d) Total return;

         (e) Principal balance; and

         (f) Remaining term to maturity.

         In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Article VI, the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.

         In the event that Seller elects to substitute Eligible Loans pursuant to this Article VI, the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Loans for which they are being substituted. The sole remedy of the Purchaser, the Owner Trustee and the Noteholders with respect to a breach by the Seller pursuant to Article V hereof shall be to require the Seller to purchase Loans, to reimburse the Purchaser as provided above or to substitute Loans pursuant to this Article VI.



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                                  ARTICLE VII

                     OBLIGATION TO REMIT SUBSEQUENT PAYMENTS
                           AND FORWARD COMMUNICATIONS

         Section 7.01. OBLIGATION TO REMIT SUBSEQUENT PAYMENTS. Any payment received by the Seller with respect to amounts accrued after the date of the Bill of Sale for any Loan sold to the Purchaser, which payment is not reflected in the Loan Transmittal Summary Form, shall be received by the Seller in trust for the account of the Purchaser and the Seller hereby disclaims any title to or interest in any such amounts. Within two (2) business days following the date of receipt, the Seller shall remit to the Purchaser an amount equal to any such payments along with a listing on a form provided by the Purchaser identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

         Section 7.02. FORWARD COMMUNICATIONS. Any written communication received at any time by the Seller with respect to any Loan subject to any Student Loan Purchase Agreement shall be transmitted by the Seller to the servicer within two (2) business days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

                                  ARTICLE VIII

                         CONTINUING OBLIGATION OF SELLER

         Section 8.01. CONTINUING OBLIGATION OF SELLER. The Seller shall provide all reasonable assistance necessary for Purchaser to resolve account problems raised by any Borrower provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Seller owned the Loan, or (b) a payment made or alleged to have been made to the Seller. Further, the Seller agrees to execute any financing statements at the request of the Purchaser in order to reflect the Purchaser's interest in the Loans.

                                   ARTICLE IX

                        LIABILITY OF SELLER; INDEMNITIES

         Section 9.01. LIABILITY OF SELLER; INDEMNITIES. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Sale Agreement.

         (a) The Seller shall indemnify, defend and hold harmless the Purchaser and the Owner Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Owner Trustee), including any sales, gross receipts, general


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corporation, tangible and intangible personal property, privilege or license taxes and costs and expenses in defending against the same.

         (b) The Seller shall indemnify, defend and hold harmless the Purchaser and the Owner Trustee in its individual capacity and their officers, directors, employees and agents of the Purchaser and the Owner Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Sale Agreement, or by reason of reckless disregard of its obligations and duties under this Sale Agreement.

         Indemnification under this Section shall survive the termination of this Sale Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

                                   ARTICLE X

                    MERGER OR CONSOLIDATION OF, OR ASSUMPTION
                          OF THE OBLIGATIONS OF SELLER

         Section 10.01. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF SELLER. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to this Sale Agreement; PROVIDED, HOWEVER, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under this Sale Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 herein shall have been breached, (iii) the surviving Person, if other than the Seller, shall have delivered an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Sale Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse federal or state tax consequence to the Purchaser or the Noteholders or the Certificateholders and (v) if the Seller is not the surviving entity, the Seller shall have delivered an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.



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                                   ARTICLE XI

                  LIMITATION ON LIABILITY OF SELLER AND OTHERS

         Section 11.01. LIMITATION ON LIABILITY OF SELLER AND OTHERS. The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Article V herein). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Sale Agreement or the Student Loan Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of the Seller will constitute the sole remedy available to the Purchaser for uncured breaches; provided, however, that the information with respect to the Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and to the extent that the aggregate Principal Balance listed on the Bill of Sale is less than the aggregate Principal Balance stated on the Bill of Sale, Seller shall remit such amount to the Purchaser. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

                                  ARTICLE XII

                                    EXPENSES

         Section 12.01. EXPENSES. Except as otherwise provided herein, each party to this Sale Agreement or the Student Loan Purchase Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of this Sale Agreement or the Student Loan Purchase Agreement and the transactions contemplated herein or therein.

                                  ARTICLE XIII

                              SURVIVAL OF COVENANTS

         Section 13.01. SURVIVAL OF COVENANTS. All covenants, agreements, representations and warranties made herein and in or pursuant to any Sale Confirmation executed pursuant to this Sale Agreement shall survive the consummation of the purchase of the Loans provided for in each Sale Confirmation. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or for the benefit of the Seller shall bind and inure to the benefit of any successors or assigns of Purchaser and shall survive with respect to each Loan. Each Sale Confirmation supersedes all previous agreements and understandings between the Purchaser and the Seller with respect to the subject matter thereof. A Sale Confirmation may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by the Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by the Seller or the waiver by the Purchaser of any provision herein contained or contained in any Sale Confirmation shall not be deemed to be a waiver of any breach of any other covenant,



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

agreement, representation, warranty or provision herein contained or contained in any Sale Confirmation, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sale Confirmation, be construed to lessen the right of the Purchaser to insist upon the performance by the Seller in strict accordance with said terms.

                                  ARTICLE XIV

                      COMMUNICATION AND NOTICE REQUIREMENTS

         Section 14.01. COMMUNICATION AND NOTICE REQUIREMENTS. All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to the Seller or the Purchaser, as the case may be. Notice given in any such communication, mailed to the Seller or the Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

                                   ARTICLE XV

                               FORM OF INSTRUMENTS

         Section 15.01. FORM OF INSTRUMENTS. All instruments and documents delivered in connection with this Sale Agreement and any Sale Confirmation, and all proceedings to be taken in connection with this Sale Agreement and any Sale Confirmation and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.

                                  ARTICLE XVI

                                    AMENDMENT

         Section 16.01. AMENDMENT. This Sale Agreement and any Sale Confirmation may be amended by the parties thereto without the consent of the related Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Sale Agreement and Sale Confirmation or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the related Owner Trustee, materially and adversely affect the interest of any such Noteholder.

         In addition, this Sale Agreement and any Sale Confirmation may also be amended from time to time by the Seller and the Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Sale Agreement or any Sale Confirmation or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b)



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reduce the aforesaid percentage of the Outstanding Amount of the Notes, the
Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Purchaser shall furnish written notification of the substance of such amendment or consent to the Owner Trustee, and each of the Rating Agencies.

         It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Sale Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Sale Agreement the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Sale Agreement or otherwise.

                                  ARTICLE XVII

                                   ASSIGNMENT

         Section 17.01. ASSIGNMENT. The Seller hereby assigns its entire right, title and interest as purchaser under this Agreement and the Student Loan Purchase Agreement thereunder to the Purchaser as of the date hereof and acknowledges that the Purchaser will assign the same, together with the right, title and interest of the Purchaser hereunder, to the Indenture Trustee under the Indenture.

                                 ARTICLE XVIII

                                  GOVERNING LAW

         Section 18.01. GOVERNING LAW. THIS SALE AGREEMENT AND ANY SALE CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES, HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the parties hereto have caused this Sale Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                         THE NATIONAL COLLEGIATE FUNDING LLC, as
                                         Seller


                                         By:____________________________________
                                            Name:
                                            Title:


                                         THE NATIONAL COLLEGIATE STUDENT LOAN
                                         TRUST 20___-___, as Purchaser

                                         By:__________________, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                            By:_________________________________
                                               Name:
                                               Title:

                                SALE CONFIRMATION

                          Dated as of _________, 20____
                                SALE CONFIRMATION
              THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 20___-___

         The National Collegiate Funding LLC (the "SELLER") hereby offers for sale to The National Collegiate Student Loan Trust 20___-___ (the "PURCHASER") the entire right, title and interest of the Seller in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Purchaser accepts the Seller's offer.

                         TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, the Seller hereby sells to the Purchaser the entire right, title and interest of the Seller in the Loans accepted for purchase, subject to all the terms and conditions of the Deposit and Sale Agreement (the "SALE AGREEMENT"), dated as of __________, 20____, between the Seller and the Purchaser, as amended, which Sale Agreement is incorporated herein by reference. The Payment for the Loans shall equal $_________________.

         This document shall constitute a Sale Confirmation as referred to in the Sale Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Sale Agreement. All references in the Sale Agreement to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Sale Confirmation. The Seller hereby makes, as of the date hereof, all the representations and warranties contained in the Sale Agreement and makes such representations and warranties with respect to the Loans governed by this Sale Confirmation.

         The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans. However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then the Seller hereby grants to the Purchaser a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Loans.

         IN WITNESS WHEREOF, the parties hereto have caused this Sale Confirmation to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                         THE NATIONAL COLLEGIATE FUNDING LLC, as
                                         Seller


                                         By:____________________________________
                                            Name:
                                            Title:


                                         THE NATIONAL COLLEGIATE STUDENT LOAN
                                         TRUST 20___-___, as Purchaser

                                         By:__________________, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                            By:_________________________________
                                               Name:
                                               Title:

                     BILL OF SALE DATED __________, 20_____

         The undersigned, The National Collegiate Funding (the "SELLER"), for value received and pursuant to the terms and conditions of a Sale Confirmation (the "SALE CONFIRMATION") between Seller and The National Collegiate Student Loan Trust 20____-____ (the "PURCHASER") does hereby sell, assign and convey to the Purchaser and its assignees all right, title and interest of, in the Loans identified herein which the Purchaser has accepted for purchase. The Loans accepted for purchase by the Purchaser and the effective date of sale and purchase are described below and the individual Loans are listed on the SCHEDULE A attached hereto.

         The Seller hereby makes the representations and warranties set forth in
Article V of the Deposit and Sale Agreement incorporated by reference in the Sale Confirmation.

                       SCHEDULE OF LOANS ON FOLLOWING PAGE

              The National Collegiate Student Loan Trust 20___-___
                                Schedule of Loans

         IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                         THE NATIONAL COLLEGIATE FUNDING LLC, as
                                         Seller


                                         By:____________________________________
                                            Name:
                                            Title:


                                         THE NATIONAL COLLEGIATE STUDENT LOAN
                                         TRUST 20___-___, as Purchaser

                                         By:__________________, not in its
                                            individual capacity but solely as
                                            Owner Trustee


                                            By:_________________________________
                                               Name:
                                               Title: